SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 29, 1998




                               TELEGEN CORPORATION
             (Exact name of registrant as specified in its charter)


                                      14836
                            ------------------------
                            (Commission File Number)


             California                                    84-067214
 -------------------------------               -------------------------------
  (State or other jurisdiction of               (I.R.S. Employer Identification
            incorporation)                                    No.)




                                101 Saginaw Drive
                         Redwood City, California 94063
                    (Address of principal executive offices)

                                 (415) 261-9400
              (Registrant's telephone number, including area code)

Item 3.  Bankruptcy or Receivership

         On October 28, 1998, Telegen Corporation, a California corporation (the "Registrant"), filed a petition for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy court for the Northern District of California (Case No. 98-34876-DM-11). The Registrant is managing its business as debtor-in-possession subject to Court approval for certain actions of the Registrant. See the press release dated October 29, 1998, filed as Exhibit 99.1 hereto and incorporated herein by this reference.


Item 7.   Financial Statements and Exhibits

         (c)   Exhibits

               Exhibit No.    Description
               -----------    -----------

               99.1           Registrant's press release dated October 29, 1998.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TELEGEN CORPORATION



Dated:   October 29, 1998              By: /s/ Jessica L. Stevens
                                           ---------------------------
                                           Jessica L. Stevens
                                           President and Chief Executive Officer